Hudson Global

# Hudson Global

## ...a leading global total talent solutions provider

Nasdaq: HSON



Investor Presentation

September 2024

# Forward-Looking Statements

This presentation contains statements that the Company believes to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this presentation, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, global economic fluctuations; the Company's ability to successfully achieve its strategic initiatives ; risks related to potential acquisitions or dispositions of businesses by the Company; the Company's ability to operate successfully as a company focused on its RPO business; risks related to fluctuations in the Company's operating results from quarter to quarter due to various factors such as rising inflationary pressures and interest rates; the loss of or material reduction in our business with any of the Company's largest customers; the ability of clients to terminate their relationship with the Company at any time; competition in the Company's markets; the negative cash flows and operating losses that may recur in the future; risks relating to how future credit facilities may affect or restrict our operating flexibility; risks associated with the Company's investment strategy; risks related to international operations, including foreign currency fluctuations, political events, natural disasters or health crises, including the Russia-Ukraine war, the Hamas-Israel war, and potential conflict in the Middle East; the Company's dependence on key management personnel; the Company's ability to attract and retain highly skilled professionals, management, and advisors; the Company's ability to collect accounts receivable; the Company's ability to maintain costs at an acceptable level; the Company's heavy reliance on information systems and the impact of potentially losing or failing to develop technology; risks related to providing uninterrupted service to clients; the Company's exposure to employment-related claims from clients, employers and regulatory authorities, current and former employees in connection with the Company's business reorganization initiatives, and limits on related insurance coverage; the Company's ability to utilize net operating loss carryforwards; volatility of the Company's stock price; the impact of government regulations; restrictions imposed by blocking arrangements; risks related to the use of new and evolving technologies; and the adverse impacts of cybersecurity threats and attacks. Additional information concerning these, and other factors is contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Hudson Global
© 2024 Hudson RPO. All rights reserved.
2

# Hudson Global at a Glance

- Hudson Global, Inc. (Nasdaq: HSON) ("Hudson Global" or "the Company") owns Hudson RPO, a pure-play Total Talent Solutions provider
- Nasdaq-listed; spun-off from Monster.com in 2003
- Strong financial position: $15.3[3] million of cash and $302[4] million of usable NOL carryforwards
- Stock buybacks: initiated a new $5 million program on 8/8/23; repurchased 131k shares in H1 2024; shares outstanding reduced by approximately 14% since 12/31/18
- Owner mindset: board and management own approximately 19%[6] of total shares outstanding and expect to own more over time
- Maximizing stockholder value: through internal investments in our growing high-margin RPO business, bolt-on acquisitions, and stock buybacks

$mm, except per share amounts

| | |
|---|---|
| Stock Price[2] | $18.21 |
| Shares Outstanding[5] | 2.8M |
| Market Capitalization[2] | $50.1 |
| Cash[3] | $15.3 |
| Debt[3] | $0.0 |
| Usable NOL Carryforward[4] | $302 |
| # of Employees[7] | 1,050 |
| # of Countries | 14 |

| $mm | 2020 | 2021 | 2022 | 2023 | LTM |
|---|---|---|---|---|---|
| Revenue | $101.4 | $169.2 | $200.9 | $161.3 | $143.0 |
| Adj Net Revenue | $39.1 | $68.2 | $99.2 | $80.3 | $69.9 |
| Adj EBITDA-RPO[1] | $2.9 | $13.5 | $20.1 | $9.6 | $4.8 |
| % of Adj Net Revenue | 7.5% | 19.8% | 20.3% | 11.9% | 6.8% |
| Corp Costs[1] | $3.3 | $3.4 | $3.7 | $3.7 | $3.5 |
| Adj EBITDA[1] | $(0.4) | $10.0 | $16.4 | $5.9 | $1.3 |

(1) Adjusted EBITDA and Corporate Costs are non-GAAP measures. Reconciliations of non-GAAP measures can be found in the appendix to this presentation.
(2) As of August 30, 2024. Market Capitalization defined as Shares Outstanding times Stock Price.
(3) As of June 31, 2024. Cash includes $0.6m of restricted cash. Debt excludes operating lease obligations.
(4) As of December 31, 2023, as disclosed in Earnings Release. NOL carryforward is for U.S. federal and state tax expense.
(5) 2.8 million shares outstanding as of July 19, 2024. Does not include unissued or unvested RSUs.
(6) Includes unvested share units and share units that will be issued up to 90 days after a director's/officer's separation from service.
(7) As of December 31, 2023.

Hudson Global
© 2024 Hudson RPO. All rights reserved.
3

# Hudson Global: Our History

1999 – 2001: Hudson Global originated from 67 acquisitions made by TMP Worldwide, which later became Monster Worldwide, Inc. (i.e., Monster.com)

2003: Monster distributed shares of Hudson Global to its stockholders, creating a new independent publicly held company

2003-2013: Poor business structure and very poor leadership led to poor operating and financial performance

## The new Hudson Global – focused on expanding its global RPO business

### 2013 – 2018

2013 – 2014 Current CEO, Jeff Eberwein, invested in HSON shares and gained shareholder representation on the Board to improve performance

2015 BoD implemented a series of measures designed to enhance stockholder rights including:
- Declassified the Board – directors elected annually
- Allowed stockholders to call special meetings
- Eliminated all supermajority voting requirements
- Allowed stockholders to act by written consent
- Eliminated cash compensation to the Board
- Implemented a plan to protect valuable NOL asset

2015 Announced a $10M share purchase plan (completed 6/30/23)

2016 Paid two cash dividends totaling $3.4M

2015 – 2018 BoD initiated a strategic review to enhance stockholder value with a focus on selling non-core businesses; completed three divestitures to exit the agency recruitment business and focus on global RPO business

### 2019

Tender Offer Completed tender offer for 7.7% of total shares outstanding at a purchase price of $15 per share

Profitability in Q3 & Q4 Growth in RPO profits and reductions in Corporate Costs enabled Hudson Global to cross over into profitability

### 2020 – 2024: Expanding Through Acquisitions

2020: Acquired Coit Group, a San Francisco-based RPO provider, to expand further into tech sector; established office in San Francisco

2021: Acquired Karani, LLC, a Chicago-headquartered recruiting services provider that serves mainly U.S.-based customers from its operations in India and the Philippines

2022: Acquired Hunt & Badge, expanding Hudson RPO's footprint further into the India recruitment market with an array of impressive deep client relationships with notable multinational companies

2023: Acquired Hudson Singapore, a recruitment services provider based in Singapore, significantly increasing Hudson RPO's market presence in Southeast Asia

2024: Acquired Executive Solutions, a Dubai-based talent solutions company; enters the UAE market and expands further into the Middle East

Acquired Striver, a UAE-based executive search firm, solidifying Hudson RPO's position in the Middle East and enhancing executive search function

2020: Share Repurchase Purchased 8.8% of total shares outstanding in two block trades at a purchase price of $8.63 per share

2023: Share Repurchase Announced a $5M share purchase plan in Q3 (following the completion of the previous $10 million plan)

2024: Share Repurchase Acquired 131K shares for a cost of $2.1 million.

Hudson Global
© 2024 Hudson RPO. All rights reserved.
4

# What is Recruitment Process Outsourcing (RPO)?

**RPO is in the Business Services sector and part of the Business Process Outsourcing ("BPO") and Human Capital Management ("HCM")** subsectors

RPO involves an employer utilizing an external service provider to perform all or part of its recruitment processes, often replacing work performed by external recruitment agencies and/or in-house teams

## RPO vs. Traditional Recruiting

- Personnel can be located on-**site at the client's offices or offsite** centralized facilities
- Offshore, shared-service facilities perform work for multiple clients in multiple time zones
- Supplies its own staff, methodologies, technology, and analytics
- Assumes ownership of talent solution design and management of recruitment process


RPO

- Offers enterprise-wide and project-based solutions and optimizes **client's talent procurement process**
- **Services are aligned with client's long**-term objectives and strategic growth plans
- Implements an end-to-end recruitment solution, offers efficiencies and value
- **Assumes client's staff and work within their technology platform** and takes responsibility for the results

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
5

# Global RPO Market – Size and Growth(1)


13% - 15%
CAGR
$9.45 – $9.55
14%
-12%
4% - 6%
$5.4
$6.2
$5.4
$5.5 - $5.7
USD (in billion)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
2021
2022
2023
2024E
2028E

HUDSON GLOBAL
(1) Everest Group (2024)
Note: Market size in terms of Annualized Contract Value (ACV). Estimated growth rate is based on growth in number of hires
© 2024 Hudson RPO. All rights reserved.
6

# RPO Model vs. Recruitment Agency Model

We believe the RPO industry is taking share from traditional recruitment agencies for the reasons below:

| Factor | RPO Model | Recruitment Agency Model |
|---|---|---|
| Location of Service Provider | On-Site and Centers of Excellence | Never On-Site and No Centers of Excellence |
| Ownership of Recruitment Process | High | Low |
| Candidate Quality | Consistently Good | Uneven Consistency |
| Candidate Experience | High/Brand Ambassadors | Uneven |
| Proactive Recruitment | Strong/Maintain Talent Pools | Low |
| Cost to Client | Lower, especially as volume increases | High |
| Level of Client Engagement | Very High (Partnership) | Transactional |
| Duration of Relationship with Client | Long/Recurring | Transactional |
| Depth of Relationship with Client | Very Deep and Wide | Shallow/Transactional |
| Delivery Model | Client-Focused/Subject Matter Expertise | Role-Focused or Candidate-Focused |
| Pricing Model | Combination of fixed monthly management fees and variable fees | Purely Variable/Transactional |
| Length of Contract | Solution-based and typically multi-year with high renewal rates | Transactional |
| Recurring Revenues | High | Low |
| Initial Sales Process | Long | Short |

HUDSON GLOBAL
(1) Everest Group (2024)
© 2024 Hudson RPO. All rights reserved.
7

# Who is Hudson RPO?

## Where are we now?
Today

- We partner at every phase of the recruitment lifecycle from employer branding to sourcing to DEI and candidate and Hiring Manager experience.
- Key strengths in Pharma & Life Sciences, Financial Services, Technology, FMCG, & Energy, Manufacturing sectors globally.
- Core Offering E2E RPO, Project RPO, MSP, Boutique Search, Employer Value Proposition (EVP) & Brand, Sourcing, Candidate Care.
- We have experienced regional leadership teams with high tenure in the Human Capital Management industry.
- 20,000 annual hires across 100+ RPO clients.
- Industry award winning, including 14 consecutive years on HRO Today's Baker's Dozen.

## Where are we going?
Next three years

- Increasing our breadth of services around talent acquisition for our clients; launching Boutique Search across the globe.
- Expanding our geographical footprint to Japan, Latin America, and South America.
- Goal of achieving +60,000 hires annually with 150 RPO clients.
- Creating an atmosphere and culture of a **"Career Destination"** for talent acquisition professionals.
- Becoming a household name to Talent Acquisition Professionals, Procurement Leaders, and Chief Human Resources Officers.

© 2024 Hudson RPO. All rights reserved.
8

# Hudson RPO Evolution

Known for decades as a global leader in RPO, clients can now depend on one global partner for a customizable, reliable talent acquisition solutions across the talent spectrum, from entry-level all the way to the C-Suite

## Recognized Globally

### HRO Today's Baker's Dozen List

**1999 – 2023**
14 consecutive years
*2023: #6 in "Overall Enterprise RPO Leaders"*

**2012 – 2023**
11 consecutive years
2023: #1 in APAC

**2017 – 2023**
7 consecutive years
2023: #3 in EMEA

### Additional Recognitions

Candidate Experience Awards — **2022**
#1 in APAC

**2020 – 2022**
3 consecutive years
China Recruiting & Staffing Solution Provider Value Award

NelsonHall — **2014 – 2022**
**"Leader"** NEAT Vendor Evaluations

Financial Review Boss Best Places to Work 2021

LinkedIn — Top 3 most engaged RPO Provider

HRO Certified Provider

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
9

# Global Hubs & Solutions

1000+ Sourcing and Recruitment Specialists

20+ Languages Supported

12+ Sector Expertise COEs

6 Global Talent Hubs



Florida hub
Edinburgh hub
Dubai hub
Shanghai hub
Manila hub
Hyderabad hub

Color legend for the geological spread of the following hub locations:

- Tampa, Florida
- Edinburgh, United Kingdom
- Hyderabad, Trichy, Bangalore, India
- Shanghai, China
- Manila, Philippines
- Dubai, United Arab Emirates

**RPO**
Customized solutions from early careers to director-level positions across all industries.

**MSP** (Managed Search Provider)
MSP service with direct talent sourcing capabilities for efficient management.

**"Boutique" Executive Search**
White-glove executive search service for Vice Presidents and above positions.

**Talent Advisory**
Multiple COE Advisory solutions ranging from Talent Mapping, Talent Intelligence, EVP & Employer Brand, and Social Strategies.

**Digital**
Comprehensive Digital strategy leveraging best in class solutions to achieve critical business outcomes.

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
10

# Hudson RPO's Strengths

## FOCUS

- **Strength in the "mid-market"** – especially known for supporting clients who have a hiring need between 50-1,000 hires per annum
- Professional Services – comprehensive talent acquisition and total talent solutions for employers needing mission-critical, professional talent
- Senior Management to Entry Level – we partner with our clients at every level and known for finding niche talent
- Emerging Growth Companies – we partner with clients at every stage of their growth/life cycle anywhere across the globe
- RPO to Total Talent Solutions – grow current RPO solutions, build first generation RPO programs, and offer value-added talent solutions
- Geographical Coverage – that rivals any of our competitors with the capability to support any of our clients needs across 6 of the 7 continents.

## CLIENTS

- We focus on clients where acquiring and retaining top talent, and specialized talent, is the key to business success
- Our clients partner with us based on value and outcomes given the critical importance of talent to their businesses and the customized nature of our solutions
- We immerse ourselves in our clients' culture, business, and needs so we can deliver the best solutions creating valuable, long-term partnerships
- Subject Matter Expertise in each sector is a key differentiator in our client solutions
- Disciplined execution delivers efficiencies and effective outcomes to our clients
- We have a prestigious client portfolio and a high retention rate because we work diligently to truly partner with our clients and we evolve our solutions to best support our clients' growth, needs, and objectives. Many clients renew with Hudson with multi-year contracts

## TEAM

- Hudson RPO's global and regional leadership teams have deep expertise across Human Capital solutions and have high tenure at Hudson RPO and on-site with our clients
- Hudson RPO's teams are committed to a culture of engaged leadership, disciplined execution, and profitable growth
- Hudson RPO rates very favorably on service, performance, and results relative to our competition as measured by independent client surveys done via SharedXpertise for the HRO **Today's Baker's Dozen Program**
- Hudson RPO was named a Top RPO Provider, ranking #1 overall in APAC and #3 overall in EMEA, on the latest Baker's Dozen List [1]
- Hudson RPO has been recognized on the Baker's Dozen List for fourteen consecutive years

HUDSON GLOBAL
(1) https://www.hrotoday.com/news/talent-acquisition/rpo-staffing/2023-bakers-dozen-customer-satisfaction-ratings-rpo-emea/
© 2024 Hudson RPO. All rights reserved.
11

# Hudson RPO By Market

***Regional Market Dynamics & Hudson Position***

## AMERICAS

### Market Dynamics

- Largest market for RPO services with the US being the largest market in region and globally.
- Growth in the LATAM market where regional "staffing firms" have a strong presence which could lead to acquisition targets.
- Multi-national companies from the America's play a key buying role throughout the globe (inclusive of Mexico and Canada).
- Companies willing to outsource a portion of their talent acquisitions needs.

### Hudson Position

- Strength in Technology, Life Sciences, Financial Services.
- Acquired Coit Group, a San Francisco-based RPO provider specializing in the technology sector (October 2020).
- Acquired Karani, LLC, a Chicago-HQ recruiting services provider with clients in the US, but operations in India and the Philippines (October 2021).
- Main Center located in Tampa, FL.
- Largest Growth Market for Hudson RPO.

## ASIA-PACIFIC

### Market Dynamics

- Smallest RPO Market by Region when compared to the America's and EMEA.
- Market Adoption for outsourcing the strongest in Australia, China, Singapore, and India.
- Deep cultural nuances lead to different buying behaviors in region.

### Hudson Position

- Consistently ranked as a top RPO provider in APAC[1]
- Hudson's first ever RPO project was in 1999 for J&J in Australia and was one of the first RPO projects in history.
- Acquired Hudson Singapore, a recruitment services provider based in Singapore, to significantly increase market presence.
- Centers of Excellence in India, Manila, Philippines, and Shanghai, China.
- Hudson is well positioned in Australia and New Zealand with significant growth opportunities outside of ANZ within APAC.

## EMEA

### Market Dynamics

- 2nd largest market behind the Americas.
- Emerging market in continental Europe with growth from large multinationals benefiting from RPO solutions in the US and UK.
- Language requirements and capabilities often a key factor within Talent Acquisition.
- Smaller RPO or MSP companies in this region could become acquisition targets.

### Hudson Position

- Ranked among the top RPO providers in EMEA[2]
- Acquired Executive Solutions and Striver, UAE-based talent solutions firms; entered and solidified presence in the UAE market and expanded further into the Middle East.
- Center of Excellence in Edinburgh, Scotland.
- Particularly strong in Life Sciences, Financial and Business Services, and Consumer.

HUDSON GLOBAL
(1) https://www.hudsonrpo.com/newsroom/hro-today-bakers-dozen-apac/
(2) https://www.hudsonrpo.com/newsroom/hro-today-bakers-dozen-emea/
© 2024 Hudson RPO. All rights reserved.
12

# TalentMax – The Hudson RPO Tech Solution


BRAND
SOURCE
ENGAGE & ASSESS
OFFER & ONBOARD
MEASURE
PLAN
RECRUITMENT PROCESS ADMIN
POST HIRE

- An intuitive, diverse and customised journey for the candidate, where all aspects of the recruitment journey can be completed online.
- An accurate and time-saving experience for the talent acquisition team, casting a wide and diverse recruitment net.
- A collaborative journey which covers all compliance and audit measures. Offering the hiring manager accurate reporting, market mapping & analytics.

**85%** of applications fall into the "black hole"

**90%** of recruiters say they don't have enough time to perform their jobs

**75%** of recruiter time spent on sourcing, screening and co-ordination

© 2024 Hudson RPO. All rights reserved. | 13

# Hudson RPO – Technology Marketplace


Requisition Management
(ATS)
Reporting
(Market Analytics, Supply & Demand Platforms)
Learning & Development
(Training Platform, L&D Platform)
Offer & Onboarding
(Onboarding Platform & ATS )
Screen & Assess
(Aptitude & Skill Assessments, AI Note Capture)
Candidate Engagement
(Conversational AI Platform)
Sourcing
(AI Sourcing Tools, Predictive Analytics, Job Boards)
Candidate Management
(CRM)
TalentMax
The Hudson RPO
Marketplace

Hudson Global

© 2024 Hudson RPO. All rights reserved. | 14

# Financial Highlights

© 2024 Hudson RPO. All rights reserved. | 15

# LTM 6/30/2024 Financial Highlights

| | |
|---|---|
| **$143.0M** Revenue | **$69.9M** Adjusted Net Revenue |
| **$(0.38)** Adjusted EPS (Non-GAAP) | **$1.3M** Adjusted EBITDA (Non-GAAP) |

Hudson Global

© 2024 Hudson RPO. All rights reserved. | 16

© 2024 Hudson RPO. All rights reserved. 17 Excludes cost pass-throughs of Contracting Adjusted Net Revenue by Region Full Year 2022 Full Year 2023 $30.1M $16.5M $33.7M $80.3M $49.0M $15.9M $34.3M $99.2M Americas 38% EMEA 20% APAC 42% Americas 49% EMEA 16% APAC 35% © 2024 Hudson RPO. All rights reserved. 18 Hudson RPO: Improved Margins & Reduced Expenses 0% 5% 10% 15% 20% 25% RPO Adj EBITDA(1) as % of Adjusted Net Revenue (Rolling 4 Quarter Average) Long-term Goal 60% 70% 80% 90% 100% Salaries & Related(1) as % of Adjusted Net Revenue (Rolling 4 Quarter Average) Profit Margin Improvement Salaries & Related Expenses Long-term Goal Significant Reduction in Corporate Costs 5.6 4.1 3.3 3.4 3.7 3.7 2.4 1.1 0.8 0.6 0.3 0.7 $- $1 $2 $3 $4 $5 $6 $7 $8 $9 2018 2019 2020 2021 2022 2023 Non recurring expenses Corporate costs $8.1M $5.2M $4.1M $4.1M $4.0M $4.3M (1) Before corporate costs of Hudson Global and excluding nonrecurring items. © 2024 Hudson RPO. All rights reserved. 19 Vision & Growth Strategy © 2024 Hudson RPO. All rights reserved. 20 Our Vision and Mission Our VISION Become top RPO provider of professional roles in the industry Our MISSION Maximize value for our stockholders over the long term

# Business Strategy

## Grow RPO

- Global RPO market expected to grow at a CAGR of 13% - 15% from 2024 to 2028(1)
- **Hudson RPO's goal is to exceed market** growth rate (i.e., gain share)
  - Superior service and delivery
  - Go deeper and broader with existing clients
  - Grow in existing markets and expand into new markets to support our clients' needs
  - Add new clients then "land and expand"
- Hudson RPO is investing in people and technology to accelerate its growth
- Leverage existing strong reputation by expanding marketing efforts, including social media and website

## Investigate Acquisition Opportunities

- Expand capabilities and capacity, not just growth for growth's sake
- Deepen geographic and/or sector presence
- Add new talent and skill sets
- Immediately accretive
- Utilize NOL

## Keep Overhead Expenses Low

- Reduced complexity left over from legacy businesses
- Both corporate and regional
- No impact on revenues or growth

## Repurchase Stock

- Will be opportunistic/price sensitive
- Goal is to maximize long-term value per share, not just "return cash"
- Balance with acquisition opportunities

HUDSON GLOBAL (1) Everest Group (2024)

© 2024 Hudson RPO. All rights reserved.
21

# Financial Goals

## 1 PROFITABILITY

- Grow profitability over time
- Turning profitable in mid-2019 was a watershed event in our Company's history

## 2 INTERNAL GROWTH

- Generate high returns on internal growth projects

## 3 EBITDA MARGIN

- Adjusted EBITDA margin goal of 25% of Adjusted Net Revenue at RPO level (i.e., pre Corporate Costs) vs. Q2 2024 LTM of 6.8%
  - Keep Corporate Costs low, even as profits from operating businesses grow
  - Adjusted EBITDA / Adjusted Net Revenue margins of mid-teens at the corporate level (i.e., after Corporate Costs)

## 4 MAXIMIZE EPS

- Maximize earnings per share over the long term through:
  - Growing revenue faster than costs, leading to increasing Adjusted EBITDA margins
  - Controlling overhead and other fixed costs so these costs will decline as a percentage of revenue over time
  - Reducing share count through opportunistic stock repurchases

HUDSON GLOBAL

© 2024 Hudson RPO. All rights reserved.
22

# Disciplined Acquisition Strategy

Focus on core RPO business, or complementary businesses within HCM

## Characteristics of Potential Targets:

- Easy to understand business model complementary to existing Hudson RPO business; cost and revenue synergies
- No start-ups or venture-type businesses
- Profitable, high margin, high growth
- Low/no capex and high FCF/high cash conversion (excluding cash used for working capital)
- Additional bolt-on/roll-up opportunities after initial acquisition
- Existing operating management willing to stay, at least initially


Professional Services
Business Services
HCM (1)
All Asset-Lite Businesses
All Service Businesses

## Possible Examples:

- RPO: RPO bolt-ons for Hudson RPO, especially in Americas and EMEA
- HCM: businesses adjacent/complementary to RPO, which could include MSP, Boutique Search, and Talent Advisory

HUDSON GLOBAL (1) Human Capital Management, which includes RPO, MSP (Managed Service Provider), and other talent-related solutions businesses.

© 2024 Hudson RPO. All rights reserved.
23

# Recent Acquisitions

Expanding Capabilities and Geographic Footprint

## Coit Group

October 2020

- Significantly expanded Hudson RPO's tech presence in the US; new Hudson office in San Francisco
- Established, profitable business with strong client base
- Coit's founders (Joe Belluomini and Tim Farrelly) became co-CEOs of Hudson RPO's newly formed Technology Group
- Combination of cash, shares, promissory note, and earn-out agreements

## Karani

October 2021

- Expanded Hudson RPO's global delivery capability by adding substantial presence in India and Philippines
- Strong partnerships supporting recruitment and staffing firms based in the US
- Large and growing client base supported by over 500 employees in India and 125 in the Philippines
- Expanded Hudson RPO's expertise in technology recruitment
- All current employees of Karani and its subsidiaries joined Hudson RPO, except for owner and CEO who retired
- Combination of cash and promissory note

## Hunt & Badge

August 2022

- Expanded Hudson RPO's footprint further into the India recruitment market
- Compliments Karani's offerings with many potential synergies between the two companies
- Partners with companies of all sizes, including well-known multinationals, across a variety of industries

## Hudson Singapore

November 2023

- Has a 30-year track record of senior placements and project recruitment work
- Large client base across Southeast Asia including Singapore, Malaysia, the Philippines, Vietnam, Thailand, and Indonesia
- Offers Hudson RPO cross-selling services among Hudson Singapore's diverse, blue chip client base

## Executive Solutions

March 2024

- Established in 2008, has a proven record of assisting organizations with the outsourcing of both long- and short-term volume recruitment, rapid growth projects, special projects, overseas campaigns, and Emiratization
- Brings to Hudson RPO entry into the United Arab Emirates market
- Expansion of footprint in the Middle East aligns with Hudson RPO clients broadening their Middle Eastern presence

## Striver

April 2024

- Leading Executive Search Firm based in Dubai
- Founder and CEO Toby Simpson to lead executive search in the Middle East, joining Hudson RPO as Managing Director, Executive Search
- Further strengthens Hudson RPO's executive search function on a global scale and solidifies position in the Middle East

HUDSON GLOBAL

© 2024 Hudson RPO. All rights reserved.
24

# Hudson RPO Management Team

Jake Zabkowicz



Global CEO
- 11 years in industry
- Joined Hudson RPO November 2023

Jeff Bettinger



Chief Administrative Officer
- 20 years in industry
- Joined Hudson RPO February 2024

Paula Nolan



Global Managing Portfolio Director
- 24 years in industry
- 21 years at Hudson RPO

Darren Lancaster



CEO Americas & EMEA
- 25 years in industry
- 12 years at Hudson RPO

Bree Walsh



Managing Director APAC
- 23 years in industry
- 16 years at Hudson RPO

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
25

# Hudson Global

Corporate Management & Finance Team

Jeff Eberwein



Hudson Global CEO & Director
- Chairman of the Board from 2015 to 2018
- 25 years of Wall Street experience
- Formed Lone Star Value Management in 2013
- Former portfolio manager at Soros Fund Management and Viking Global Investors
- Chairman of the Board at one other publicly traded company

Matt Diamond



Hudson Global CFO
- Formerly Vice President of Finance at Hudson Global prior to assuming CFO role
- 25 years of finance experience
- Served in variety of finance and control roles at PepsiCo from 2001 to 2018
- Held director roles in Financial Reporting, Financial Analysis, and Technical Accounting and Policy at PepsiCo
- Certified Public Accountant

Seonaid MacMillan



Hudson RPO Global Finance Managing Director
- Started with Hudson in 2015
- Based in Glasgow heading up the Global Finance shared service function
- Previously worked in various Finance roles in UK and the Middle East
- FCCA qualified with 24 years of experience in various industries

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
26

# Hudson Global

Board of Directors (1)

Mimi Drake



Board Chair
- Co-CEO of Permit Capital Advisors, LLC
- Served as Founding Board Member of 100 Women in Finance

Connia Nelson



Director
- SVP & Chief HR Officer of LifeWay Christian Resources
- Former SVP – Human Resources of Verizon Communications, Inc.

Robert Pearse



Director
- Managing Partner of Yucatan Rock Ventures
- Served as a director of several public companies

HUDSON GLOBAL
(1) Independent members
© 2024 Hudson RPO. All rights reserved.
27

# ESG Considerations

## Environmental
- Committed to continuous improvement in managing the environmental impact of our business operations

## Social
- "People-first" company with corporate policies in place and a strong global team of individuals that believe in diversity, equity and inclusion
- Global Diversity, Equality, and Inclusion ("DEI") Program, sponsored by the Division CEOs; this program is designed to:
  - Promote DEI initiatives within the Company such as launching training programs and diagnostic tools
  - Aid in partnering with our clients to accelerate their DEI recruitment, onboarding, sourcing, and branding efforts as well, helping them to be reflective of their global multicultural customer base
- Anti-harassment and non-discrimination training available company wide
- Employees' health and safety was our first priority during COVID-19

## Governance
- Commitment to accountability and transparency
- Strive for diversity among board members, management, and employees
  - Of 1,050 people employed worldwide, approximately 60% are female
  - 50% of the Company's Board is diverse (by race, gender, and ethnic diversity combined)

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
28

# Appendix

© 2024 Hudson RPO. All rights reserved. | 29

# Reconciliation of Non-GAAP Financial Measures

## Last Twelve Months (LTM)

**Reconciliation of Net Income to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs**
**(In thousands, unaudited)**

| **For The Last Twelve Months Ended June 30, 2024** | Americas | Asia Pacific | Europe | RPO Business | Corporate | Total |
|---|---|---|---|---|---|---|
| Revenue, from external customers | $ 26,379 | $ 92,337 | $ 24,256 | $ 142,972 | $ - | $ 142,972 |
| Adjusted net revenue, from external customers (1) | $ 25,047 | $ 29,808 | $ 15,010 | $ 69,865 | $ - | $ 69,865 |
| Net income | | | | | | $ (2,073) |
| Provision for income taxes | | | | | | (183) |
| Interest income, net | | | | | | (365) |
| Depreciation and amortization | | | | | | 1,449 |
| EBITDA (loss) (2) | $ (270) | $ 1,917 | $ 704 | $ 2,351 | $ (3,523) | (1,172) |
| Non-operating expense (income), including corporate administration charges | (724) | 982 | 458 | 716 | (1,312) | (596) |
| Stock-based compensation expense | 249 | 339 | 192 | 780 | 398 | 1,178 |
| Non-recurring severance and professional fees | 131 | 628 | 39 | 798 | 953 | 1,751 |
| Compensation expense related to acquisitions (3) | 113 | - | - | 113 | - | 113 |
| Adjusted EBITDA (loss) (2) | $ (501) | $ 3,866 | $ 1,393 | $ 4,758 | $ (3,484) | $ 1,274 |

| | Per Diluted Share Last Twelve Months June 30, 2024 |
|---|---|
| Net income | $ (0.67) |
| Non-recurring severance and professional fees (after tax) | 0.25 |
| Compensation expense related to acquisitions (after tax) (4) | 0.04 |
| Adjusted net income (5) | $ (0.38) |

1. Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Condensed Consolidated Statements of Operations.
2. Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating (income) expense, stock-based compensation expense, and other non-recurring severance and professional fees ("Adjusted EBITDA") are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.
3. Represents compensation expense payable per the terms of acquisition agreements.
4. Represents compensation expense payable per the terms of the Coit acquisition, including a promissory note for $1.35 million payable over three years, and $500k of the Company's common stock vesting over 30 months.
5. Adjusted net income or loss per diluted share are Non-GAAP measures defined as reported net income or loss and reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that are presented to provide additional information about the Company's operations on a basis consistent with the measures that the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as substitutes for net income or loss and net income or loss per share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as measures of the Company's profitability or liquidity. Further, adjusted net income or loss and adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies.

HUDSON GLOBAL

© 2024 Hudson RPO. All rights reserved. 30

# Reconciliation of Non-GAAP Financial Measures

## FY 2023

**Reconciliation of Net Income to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs**
**(In thousands, unaudited)**

| **For The Year Ended December 31, 2023** | Americas | Asia Pacific | Europe | RPO Business | Corporate | Total |
|---|---|---|---|---|---|---|
| Revenue, from external customers | $ 31,254 | $ 103,857 | $ 26,227 | $ 161,338 | $ — | $ 161,338 |
| Adjusted net revenue, from external customers (1) | $ 30,141 | $ 33,675 | $ 16,451 | $ 80,267 | $ — | $ 80,267 |
| Net income | | | | | | $ 2,198 |
| Provision for income taxes | | | | | | 370 |
| Interest income, net | | | | | | (372) |
| Depreciation and amortization | | | | | | 1,467 |
| EBITDA (loss) (2) | $ (704) | $ 5,859 | $ 1,582 | $ 6,737 | $ (3,074) | 3,663 |
| Non-operating expense (income), including corporate administration charges | (528) | 1,181 | 436 | 1,089 | (1,902) | (813) |
| Stock-based compensation expense | 407 | 232 | 216 | 855 | 614 | 1,469 |
| Non-recurring severance and professional fees | 105 | 292 | 156 | 553 | 658 | 1,211 |
| Compensation expense related to acquisitions (3) | 338 | - | - | 338 | - | 338 |
| Adjusted EBITDA (loss) (2) | $ (382) | $ 7,564 | $ 2,390 | $ 9,572 | $ (3,704) | $ 5,868 |

| | Per Diluted Share Twelve Months Ended December 31, 2023 |
|---|---|
| Net income | $ 0.70 |
| Non-recurring items (after tax) | 0.04 |
| Compensation expense related to acquisitions (after tax) (3) | 0.11 |
| Adjusted net income (4) | $ 0.86 |

1. Represents Revenue less direct contracting costs and reimbursed expenses.
2. EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees.
3. Represents compensation expense payable per the terms of the Coit acquisition, including a promissory note for $1.35 million payable over three years, and $500k of the Company's common stock vesting over 30 months, as well as earn out payments. In addition, in 2022 represents compensation expense payable in the form of a CFO retention payment per the terms of the Karani acquisition.
4. Adjusted net income or loss per diluted share is a Non-GAAP measure defined as reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that is presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as a substitute for net income or loss per diluted share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Further, Adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies.

HUDSON GLOBAL

© 2024 Hudson RPO. All rights reserved. 31

# Reconciliation of Non-GAAP Financial Measures

## FY 2022

Reconciliation of Net Income to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs
(In thousands, unaudited)

| For The Year Ended December 31, 2022 | Americas | Asia Pacific | Europe | RPO Business | Corporate | Total |
|---|---|---|---|---|---|---|
| Revenue, from external customers | $ 51,639 | $ 118,149 | $ 31,129 | $ 200,917 | $ — | $ 200,917 |
| Adjusted net revenue, from external customers (1) | $ 48,990 | $ 34,278 | $ 15,942 | $ 99,210 | $ — | $ 99,210 |
| Net income | | | | | | $ 7,129 |
| Provision for income taxes | | | | | | 2,331 |
| Interest income, net | | | | | | (83) |
| Depreciation and amortization | | | | | | 1,378 |
| EBITDA (loss) (2) | $ 4,877 | $ 7,282 | $ 1,501 | $ 13,660 | $ (2,905) | 10,755 |
| Non-operating expense (income), including corporate administration charges | 711 | 1,151 | 253 | 2,115 | (2,155) | (40) |
| Stock-based compensation expense | 713 | 302 | 282 | 1,297 | 1,021 | 2,318 |
| Non-recurring severance and professional fees | 306 | 86 | 1 | 393 | 324 | 717 |
| Compensation expense related to acquisitions (3) | 2,651 | — | — | 2,651 | — | 2,651 |
| Adjusted EBITDA (loss) (2) | $ 9,258 | $ 8,821 | $ 2,037 | $ 20,116 | $ (3,715) | $ 16,401 |

| | Per Diluted Share Twelve Months Ended December 31, 2022 |
|---|---|
| Net income | $ 2.27 |
| Non-recurring items (after tax) | 0.23 |
| Compensation expense related to acquisitions (after tax) (2) | 0.88 |
| Adjusted net income (3) | $ 3.38 |

1. Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Consolidated Statements of Operations.
2. Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating (income) expense, stock-based compensation expense, and other non-recurring severance and professional fees ("Adjusted EBITDA") are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.
3. Represents compensation expense payable per the terms of acquisition agreements.

HUDSON GLOBAL

© 2024 Hudson RPO. All rights reserved. 32

# Reconciliation of Non-GAAP Financial Measures

## FY 2021

Reconciliation of Net Income to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs
(In thousands, unaudited)

| For The Year Ended December 31, 2021 | Americas | Asia Pacific | Europe | RPO Business | Corporate | Total |
|---|---|---|---|---|---|---|
| Revenue, from external customers | $ 28,797 | $ 118,597 | $ 21,813 | $ 169,207 | $ - | $ 169,207 |
| Adjusted net revenue, from external customers [1] | $ 27,087 | $ 28,561 | $ 12,509 | $ 68,157 | $ - | $ 68,157 |
| Net income | | | | | | $ 3,227 |
| Provision for income taxes | | | | | | 1,117 |
| Interest income, net | | | | | | (33) |
| Depreciation and amortization | | | | | | 597 |
| EBITDA (loss) [2] | $ 1,801 | $ 5,452 | $ 1,007 | $ 8,260 | $ (3,352) | 4,908 |
| Non-operating expense (income), including corporate administration charges | 386 | 1,399 | 331 | 2,116 | (2,033) | 83 |
| Stock-based compensation expense | 556 | 324 | 246 | 1,126 | 1,298 | 2,424 |
| Non-recurring severance and professional fees | 23 | - | - | 23 | 637 | 660 |
| Compensation expense related to acquisitions [3] | 1,969 | - | - | 1,969 | - | 1,969 |
| Adjusted EBITDA (loss) [2] | $ 4,735 | $ 7,175 | $ 1,584 | $ 13,494 | $ (3,450) | $ 10,044 |

| | Per Diluted Share Twelve Months Ended December 31, 2021 |
|---|---|
| Net income | $ 1.07 |
| Non-recurring items (after tax) | 0.22 |
| Compensation expense related to acquisitions (after tax) [2] | 0.75 |
| Adjusted net income [3] | $ 2.04 |

[1] Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Consolidated Statements of Operations.

[2] Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other non-recurring expenses ("Adjusted EBITDA") are presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

[3] Represents compensation expense payable per the terms of acquisition agreements.

HUDSON GLOBAL

© 2024 Hudson RPO. All rights reserved. 33

# Reconciliation of Non-GAAP Financial Measures

## FY 2020

Reconciliation of Net Loss to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs
(In thousands, unaudited)

| For The Year Ended December 31, 2020 | Americas | Asia Pacific | Europe | RPO Business | Corporate | Total |
|---|---|---|---|---|---|---|
| Revenue, from external customers | $ 10,866 | $ 75,633 | $ 14,949 | $ 101,448 | $ - | $ 101,448 |
| Adjusted net revenue, from external customers [1] | $ 9,598 | $ 19,814 | $ 9,669 | $ 39,081 | $ - | $ 39,081 |
| Net loss | | | | | | $ (1,243) |
| Provision for income taxes | | | | | | 535 |
| Interest income, net | | | | | | (149) |
| Depreciation and amortization | | | | | | 179 |
| EBITDA (loss) [2] | $ (1,044) | $ 2,877 | $ 481 | $ 2,314 | $ (2,992) | (678) |
| Non-operating expense (income), including corporate administration charges and PPP loan forgiveness | (1,076) | 1,002 | (74) | (148) | (1,641) | (1,789) |
| Stock-based compensation expense | 88 | 60 | 6 | 154 | 583 | 737 |
| Non-recurring severance and professional fees | 528 | - | - | 528 | 755 | 1,283 |
| Compensation expense related to acquisitions [3] | 91 | - | - | 91 | - | 91 |
| Adjusted EBITDA (loss) [2] | $ (1,413) | $ 3,939 | $ 413 | $ 2,939 | $ (3,295) | $ (356) |

(1) Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Consolidated Statements of Operations.

[2] Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income, business reorganization expenses, stock-based compensation expense, and other non-recurring expenses ("Adjusted EBITDA") are presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

[3] Represents compensation expense payable per the terms of acquisition agreements.

| | Per Diluted Share Twelve Months Ended December 31, 2020 |
|---|---|
| Net loss | $ (0.43) |
| Non-recurring items (after tax) | (0.01) |
| Compensation expense related to acquisitions (after tax) [1] | 0.06 |
| Adjusted net loss [2] | $ (0.38) |

HUDSON GLOBAL

© 2024 Hudson RPO. All rights reserved. 34

# Questions?

## Contact us

Hudson Global, Inc.
Jeffrey E. Eberwein
CEO
203-489-9501 / ir@hudsonrpo.com

Investor Relations
The Equity Group Inc.
Lena Cati
212-836-9611 / lcati@equityny.com



HUDSON GLOBAL

© 2024 Hudson RPO. All rights reserved.